INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 12—INCOME TAXES

The Company had net operating loss carry forwards of approximately $975,971 for the period of June 9, 2013 (c-corporation conversion) through December 31, 2014 that may be available to reduce future years’ taxable income in varying amounts through 2033. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following:

	December 31, 2014	December 31, 2013

Federal income tax benefit attributable to:
Current operations	$48,382	$71,879
Less: valuation allowance	(48,382)	(71,879)
Net provision for Federal income taxes	$—	$—

The cumulative tax effect at the expected rate of 15% of significant items comprising our net deferred tax amount is as follows:

	December 31, 2014	December 31, 2013

Deferred tax asset attributable to:
Net operating loss carry over	$120,261	$71,879
Less: valuation allowance	(120,261)	(71,879)
Net deferred tax asset	$—	$—

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.